ADVANCED SERIES TRUST

AST BlackRock Global Strategies Portfolio

AST Cohen & Steers Global Realty Portfolio

Supplement dated October 3, 2022

to the Currently Effective Summary Prospectuses, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectuses of the Portfolios (as defined below) discussed in this supplement, and the Prospectus and Statement of Additional Information for the Advanced Series Trust (the Trust and the series thereof, the Portfolios), and this supplement should be retained for future reference. The Portfolios referenced herein may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus.

The Board of Trustees of the Trust, on behalf of each Target Portfolio (as provided below), recently approved the proposed reorganizations (each, a Reorganization) of each Target Portfolio into a corresponding Acquiring Portfolio (as provided below), each of which is also a series of the Trust, as outlined below:

Target Portfolio	Acquiring Portfolio

AST BlackRock Global Strategies Portfolio	AST J.P. Morgan Tactical Preservation Portfolio
of Advanced Series Trust	of Advanced Series Trust

AST Cohen & Steers Global Realty Portfolio	AST Cohen & Steers Realty Portfolio
of Advanced Series Trust	of Advanced Series Trust

The Reorganizations identified above are not subject to shareholder approval. In connection with each Reorganization, the Board approved a plan of reorganization and the preparation and filing of a Form N-14 Information Statement/Prospectus with the US Securities and Exchange Commission. Contract owners will be allowed one free transfer out of a Target Portfolio during the period within 60 days of the effective date of a Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization). Additional information will be included in the Form N-14 Information Statement/Prospectus relating to the applicable Reorganization, each of which is anticipated to be mailed to Target Portfolio shareholders in the fourth quarter of 2022.

Pursuant to the Reorganizations, the assets and liabilities of each Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges would be imposed in connection with the Reorganizations. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the Reorganizations would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the Reorganizations. The Target Portfolios and the Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the Reorganizations will not result in any adverse federal income tax consequences to either the Target Portfolios or the Acquiring Portfolio, or their respective shareholders.

It is expected that the Reorganizations will be completed in, or around, the first quarter of 2023, or as soon as reasonably practicable.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GENFUNDSSUP14